As filed with the Securities and Exchange Commission on January 3, 2014

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant [  ]

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[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[X]	Definitive Additional Materials

[ ]	Soliciting Material under Rule 14a-12

WILLIAMSBURG INVESTMENT TRUST

(Name of Registrant as Specified In Its Charter)

c/o ULTIMUS FUND SOLUTIONS, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

 (Address of principal executive offices)

Not Applicable

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[X]	No fee required

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Important Notice for Shareholders
Williamsburg Investment Trust

The Davenport Funds	The Government Street Funds
Davenport Core Fund	The Government Street Equity Fund
Davenport Value & Income Fund	The Government Street Mid-Cap Fund
Davenport Equity Opportunities Fund	The Alabama Tax Free Bond Fund

The Flippin, Bruce & Porter Funds	The Jamestown Funds
FBP Equity & Dividend Plus Fund	The Jamestown Balanced Fund
FBP Appreciation & Income Opportunities Fund	The Jamestown Equity Fund
The Jamestown Tax Exempt Virginia Fund

Special Meeting of Shareholders – February 11, 2014

Urgent Request

PLEASE SUBMIT YOUR VOTE TODAY!

Dear Shareholder:

We recently sent proxy materials regarding the Special Meeting of Shareholders scheduled for February 11, 2014 at 10:00 a.m. Eastern time.  To date, our records indicate that we have not yet received your vote.  If you have already voted, please disregard this notice and thank you.

For the reasons set forth in the proxy materials, the Board of Trustees recommends that you vote "FOR" the proposals.  Your vote is important no matter how many shares you own.  We urge you to act promptly in order to allow us to obtain a sufficient number of votes to hold the meeting and avoid the cost of additional solicitation.

If you should have any questions regarding the proposals, or need a duplicate proxy statement, please call 1-888-229-9448.  A copy of the proxy statement is also available at www.proxy-direct.com/wit-25203.

For your convenience, please utilize any of the following methods to submit your vote:

1. By Internet.
Log on to the website noted on your proxy card(s) or voting instruction form, enter the control number printed on the voting card(s), and follow the simple online instructions.

2. By Touch-Tone Phone.
Call the toll-free number found on your voting card(s) or voting instruction form, and follow the simple instructions.

3. By Mail.
Simply return your signed and dated voting card(s) or voting instruction form in the envelope provided.  However, please try to utilize one of the options above to vote your shares, so your vote can be received in time for the meeting.

4.  Attend the Special Meeting of Shareholders on February 11, 2014.

YOUR VOTE IS VERY IMPORTANT.  PLEASE VOTE YOUR SHARES TODAY!

R1_25203/Z62028